FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	21	8,475,490.87	3.21	5.399	654	79.36
5.501 - 6.000	118	46,705,084.87	17.71	5.868	659	79.62
6.001 - 6.500	159	59,453,145.36	22.54	6.330	644	80.81
6.501 - 7.000	149	57,658,853.29	21.86	6.815	633	80.81
7.001 - 7.500	87	31,458,101.28	11.93	7.299	621	81.74
7.501 - 8.000	78	26,738,057.16	10.14	7.814	594	83.22
8.001 - 8.500	29	9,587,463.01	3.63	8.332	550	79.21
8.501 - 9.000	52	9,722,680.20	3.69	8.877	579	84.64
9.001 - 9.500	27	3,259,681.24	1.24	9.343	645	93.43
9.501 - 10.000	33	4,718,331.30	1.79	9.806	631	89.79
10.001 - 10.500	31	3,228,032.41	1.22	10.399	602	95.74
10.501 - 11.000	24	2,054,031.84	0.78	10.927	599	93.98
11.001 - 11.500	5	365,312.90	0.14	11.282	621	99.62
11.501 - 12.000	5	121,703.33	0.05	11.854	579	95.00
12.001 - 12.500	5	216,330.37	0.08	12.230	544	69.04

Total:	823	263,762,299.43	100.00	6.956	630	81.61

Min: 5.150
Max: 12.500
Weighted Average: 6.956

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	22	666,501.17	0.25	10.542	639	97.27
50,000.01 - 100,000.00	85	6,651,582.69	2.52	9.677	640	96.95
100,000.01 - 150,000.00	63	7,755,389.89	2.94	8.938	640	89.03
150,000.01 - 200,000.00	65	11,732,023.93	4.45	7.513	630	79.86
200,000.01 - 250,000.00	77	17,342,820.69	6.58	6.881	627	79.29
250,000.01 - 300,000.00	100	27,652,907.57	10.48	6.837	625	81.17
300,000.01 - 350,000.00	94	30,483,116.43	11.56	6.719	619	80.72
350,000.01 - 400,000.00	73	27,376,817.24	10.38	6.824	625	80.66
400,000.01 - 450,000.00	61	25,818,529.29	9.79	6.763	634	81.71
450,000.01 - 500,000.00	40	19,127,205.53	7.25	6.740	635	81.93
500,000.01 - 550,000.00	38	19,852,645.48	7.53	6.707	637	82.69
550,000.01 - 600,000.00	34	19,622,916.03	7.44	6.936	637	81.86
600,000.01 - 650,000.00	18	11,255,336.33	4.27	6.843	622	82.09
650,000.01 - 700,000.00	20	13,467,118.10	5.11	6.689	634	80.85
700,000.01 - 750,000.00	29	21,335,560.84	8.09	6.806	616	78.81
750,000.01 - 800,000.00	1	761,600.00	0.29	5.390	641	80.00
850,000.01 - 900,000.00	1	878,357.64	0.33	6.350	776	80.00
950,000.01 - 1,000,000.00	2	1,981,870.58	0.75	5.599	704	76.41

Total:	823	263,762,299.43	100.00	6.956	630	81.61

Min: $6,840.57
Max: $1,000,000.00
Average: $320,488.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	352	126,528,086.80	47.97	7.186	615	80.70
ARM 2/28 - IO	272	110,764,272.95	41.99	6.389	640	80.89
Fixed 30 yr	181	24,278,431.98	9.20	8.335	655	89.68
ARM 3/27 - IO	3	772,700.00	0.29	6.015	661	85.30
Fixed 20 yr	4	614,869.08	0.23	7.588	624	78.71
ARM 5/25	1	355,968.63	0.13	6.200	636	85.00
Fixed 15 yr	5	292,964.76	0.11	7.777	666	73.04
Fixed 10 yr	5	155,005.23	0.06	10.493	637	87.94

Total:	823	263,762,299.43	100.00	6.956	630	81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	628	238,421,028.38	90.39	6.811	627	80.81
Fixed	195	25,341,271.05	9.61	8.324	654	89.21

Total:	823	263,762,299.43	100.00	6.956	630	81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	120	36,173,507.84	13.71	6.859	611	87.97
Not Covered	703	227,588,791.59	86.29	6.972	633	80.60

Total:	823	263,762,299.43	100.00	6.956	630	81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	274	88,398,850.16	33.51	7.037	630	81.05
2	479	150,906,241.99	57.21	6.908	630	81.82
3	66	22,808,823.29	8.65	6.979	627	82.49
4	3	1,234,904.83	0.47	6.976	634	81.87
5	1	413,479.16	0.16	5.990	725	80.00

Total:	823	263,762,299.43	100.00	6.956	630	81.61

Min: 1
Max: 5
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	668	249,924,554.11	94.75	6.797	628	80.64
2	155	13,837,745.32	5.25	9.824	657	99.24

Total:	823	263,762,299.43	100.00	6.956	630	81.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

30.01 - 35.00	1	149,628.24	0.06	6.990	596	32.26
35.01 - 40.00	1	748,766.87	0.28	7.000	612	37.50
40.01 - 45.00	2	401,041.53	0.15	6.469	665	41.18
45.01 - 50.00	2	577,055.16	0.22	6.957	583	46.50
50.01 - 55.00	3	801,142.69	0.30	7.098	572	54.50
55.01 - 60.00	10	2,354,670.62	0.89	7.111	608	57.82
60.01 - 65.00	23	6,570,748.86	2.49	7.383	607	63.65
65.01 - 70.00	26	7,363,907.48	2.79	7.436	580	68.69
70.01 - 75.00	39	15,602,807.16	5.92	6.846	614	73.45
75.01 - 80.00	372	142,034,676.47	53.85	6.666	640	79.86
80.01 - 85.00	64	22,733,780.14	8.62	6.713	599	84.14
85.01 - 90.00	116	45,837,245.88	17.38	7.000	623	89.77
90.01 - 95.00	29	5,028,338.49	1.91	7.503	631	94.49
95.01 - 100.00	135	13,558,489.84	5.14	9.688	655	99.91

Total:	823	263,762,299.43	100.00	6.956	630	81.61

Min: 32.26
Max: 100.00
Weighted Average: 81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	37	12,219,723.12	4.63	8.572	509	76.73
520 - 539	27	10,147,059.21	3.85	7.897	528	77.97
540 - 559	37	12,762,684.90	4.84	7.567	550	81.22
560 - 579	45	14,050,243.83	5.33	7.133	571	82.57
580 - 599	91	30,511,071.75	11.57	6.975	590	81.09
600 - 619	115	36,065,735.88	13.67	6.875	609	82.08
620 - 639	108	33,510,599.24	12.70	6.830	629	82.29
640 - 659	118	36,490,882.41	13.83	6.682	648	82.14
660 - 679	73	23,754,099.05	9.01	6.494	670	81.80
680 - 699	71	20,036,453.37	7.60	6.855	689	82.96
700 - 719	52	17,113,417.44	6.49	6.688	707	83.09
720 - 739	14	5,201,218.09	1.97	6.745	731	81.81
740 - 759	14	3,516,247.59	1.33	6.974	749	80.86
760 - 779	17	6,632,787.05	2.51	6.452	772	82.18
780 - 799	3	1,102,046.11	0.42	6.602	783	81.59
800 - 819	1	648,030.39	0.25	5.950	806	60.47

Total:	823	263,762,299.43	100.00	6.956	630	81.61

Min: 500
Max: 806
NZ Weighted Average: 630

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	442	133,295,464.88	50.54	6.927	651	83.13
Cashout Refi	376	128,542,049.62	48.73	6.988	608	80.01
Rate/Term Refi	5	1,924,784.93	0.73	6.846	598	83.67

Total:	823	263,762,299.43	100.00	6.956	630	81.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	oans	Balance	Balance	Coupon	Score	LTV

Single Family	730	236,475,652.37	89.65	6.933	628	81.69
Condo	64	16,713,930.41	6.34	7.118	652	83.43
Duplex	22	7,670,949.69	2.91	7.302	618	77.55
3-4 Family	7	2,901,766.96	1.10	6.980	653	75.85

Total:	823	263,762,299.43	100.00	6.956	630	81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	489	156,603,284.57	59.37	6.683	626	82.83
Stated	323	102,886,658.79	39.01	7.347	637	79.74
Limited	11	4,272,356.07	1.62	7.543	578	82.30

Total:	823	263,762,299.43	100.00	6.956	630	81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	757	243,676,105.54	92.38	6.916	628	81.65
Non-Owner Occupied	62	18,313,413.52	6.94	7.424	658	80.82
Second Home	4	1,772,780.37	0.67	7.631	596	84.60

Total:	823	263,762,299.43	100.00	6.956	630	81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	823	263,762,299.43	100.00	6.956	630	81.61

Total:	823	263,762,299.43	100.00	6.956	630	81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	50	17,783,660.30	6.74	7.732	642	81.96
12	74	28,696,448.80	10.88	7.143	641	82.17
24	617 1	93,722,380.96	73.45	6.924	627	81.85
36	82	23,559,809.37	8.93	6.407	627	78.71

Total:	823 2	63,762,299.43	100.00	6.956	630	81.61

Loans with Penalty: 93.26

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	12	4,247,419.94	1.78	5.333	664	79.19
4.501 - 5.000	64	26,242,151.56	11.01	5.716	657	79.80
5.001 - 5.500	136	53,438,908.94	22.41	6.147	651	80.31
5.501 - 6.000	149	58,116,264.26	24.38	6.619	633	80.78
6.001 - 6.500	104	40,829,105.42	17.12	7.109	632	82.17
6.501 - 7.000	163	55,547,178.26	23.30	8.060	578	80.91

Total:	628	238,421,028.38	100.00	6.811	627	80.81

Min: 4.070
Max: 6.990
Weighted Average (>0): 5.845

			Percent of
			Outstanding	Weighted	Weighted
	Number of	Outstanding	Average	Average	Average	Weighted
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	21	8,475,490.87	3.55	5.399	654	79.36
11.501 - 12.000	103	41,728,913.04	17.50	5.854	657	79.92
12.001 - 12.500	151	56,878,156.28	23.86	6.331	642	80.86
12.501 - 13.000	138	55,014,273.60	23.07	6.813	634	81.10
13.001 - 13.500	84	30,876,016.41	12.95	7.298	620	81.86
13.501 - 14.000	77	26,611,627.98	11.16	7.813	594	83.14
14.001 - 14.500	26	9,345,358.40	3.92	8.331	547	79.06
14.501 - 15.000	17	6,467,121.18	2.71	8.856	537	78.05
15.001 - 15.500	2	478,370.30	0.20	9.381	505	75.99
15.501 - 16.000	5	1,672,882.42	0.70	9.811	531	72.19
16.001 - 16.500	1	357,065.05	0.15	10.500	500	63.84
16.501 - 17.000	2	365,919.61	0.15	10.996	512	70.00
18.001 - 18.500	1	149,833.24	0.06	12.200	504	58.82

Total:	628	238,421,028.38	100.00	6.811	627	80.81

Min: 11.150
Max: 18.200
Weighted Average (>0): 12.812

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	21	8,475,490.87	3.55	5.399	654	79.36
5.501 - 6.000	104	42,142,392.20	17.68	5.855	658	79.93
6.001 - 6.500	151	56,878,156.28	23.86	6.331	642	80.86
6.501 - 7.000	137	54,600,794.44	22.90	6.819	633	81.10
7.001 - 7.500	84	30,876,016.41	12.95	7.298	620	81.86
7.501 - 8.000	77	26,611,627.98	11.16	7.813	594	83.14
8.001 - 8.500	26	9,345,358.40	3.92	8.331	547	79.06
8.501 - 9.000	17	6,467,121.18	2.71	8.856	537	78.05
9.001 - 9.500	2	478,370.30	0.20	9.381	505	75.99
9.501 - 10.000	5	1,672,882.42	0.70	9.811	531	72.19
10.001 - 10.500	1	357,065.05	0.15	10.500	500	63.84
10.501 - 11.000	2	365,919.61	0.15	10.996	512	70.00
12.001 - 12.500	1	149,833.24	0.06	12.200	504	58.82

Total:	628	238,421,028.38	100.00	6.811	627	80.81

Min: 5.150
Max: 12.200
Weighted Average (>0): 6.811

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	627	238,007,549.22	99.83	6.812	627	80.81
3.000	1	413,479.16	0.17	5.990	725	80.00

Total:	628	238,421,028.38	100.00	6.811	627	80.81

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.002

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	628	238,421,028.38	100.00	6.811	627	80.81

Total:	628	238,421,028.38	100.00	6.811	627	80.81

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	1	413,479.16	0.17	5.990	725	80.00
20	3	1,234,904.83	0.52	6.976	634	81.87
21	60	22,389,701.79	9.39	6.914	627	82.18
22	359	134,238,774.65	56.30	6.754	626	80.85
23	201	79,015,499.32	33.14	6.890	628	80.26
34	2	617,500.00	0.26	6.082	672	86.63
35	1	155,200.00	0.07	5.750	620	80.00
58	1	355,968.63	0.15	6.200	636	85.00

Total:	628	238,421,028.38	100.00	6.811	627	80.81

Min: 19
Max: 58
Weighted Average: 22

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.